GUARANTY OF PAYMENT - DEED OF TRUST LOAN

As of January 28, 2010

PB Capital Corporation ("PB Capital")
230 Park Avenue
New York, New York 10169

Attention: Real Estate Finance

Re: Loan in the principal amount of up to $68,400,000 (the "Loan")
to Foundry Park I, LLC ("Borrower")

Gentlemen:

To induce you and the other "Lenders" (as said quoted term is defined in the Agreement identified below; hereinafter, individually and collectively, "Lender") to consummate the captioned transaction and to lend the indicated amount to Borrower in accordance with (i) a loan agreement (the "Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement) dated the date hereof, among Borrower, PB Capital, as Lender, and PB Capital as Administrative Agent (in such capacity, "Administrative Agent"), (ii) the "Note" referred to in the Agreement (hereinafter, the "Note") and (iii) the "Deed of Trust" referred to in the Agreement (hereinafter, the "Deed of Trust", and the term "Deed of Trust" shall be deemed to include any other agreement given to Lender as security for the Loan), the undersigned (hereinafter, "Guarantor") hereby represents, warrants and covenants to Lender and Administrative Agent as follows:

    Authorization and Enforceability of Loan Documents. The Agreement and the other Loan Documents have been duly authorized and executed by and are legal, valid and binding instruments, enforceable against Borrower and/or Guarantor, as applicable, in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar Laws affecting creditors' rights generally.

    Obligations Guaranteed. Guarantor guarantees the prompt payment when due, whether at maturity or by acceleration or otherwise, of

    (i) all of Borrower's payment obligations under the Note, the Deed of Trust and the Agreement, together with interest (including default interest whether arising prior to or after maturity or acceleration of the Loan) on such payment obligations to the extent provided for in said documents (the "Principal and Interest Liability"),

    (ii) all reasonable legal and other costs or expenses paid or incurred by or on behalf of Lender in the enforcement thereof or hereof against Borrower or Guarantor,

    (iii) any actual loss, cost, damage or expense paid or incurred by or on behalf of Lender by reason of (1) willful misconduct or fraudulent acts or omissions by Borrower, Guarantor or any of either of their affiliates, directors, employees or officers (collectively, the "Borrower Parties"), (2) intentional and material misrepresentations or breach of warranties in any of the Loan Documents by any of the Borrower Parties, (3) willful physical waste of the Trust Property by any of the Borrower Parties, (4) misapplication by any of the Borrower Parties of any insurance proceeds, condemnation awards or tenant security deposits, or of any sales proceeds, rental or other income which was required by the Deed of Trust or other Loan Documents to be paid or applied in a specified manner, arising, in any such case, with respect to the Trust Property, (5) any distributions to Borrower Parties made during the continuance of a Default or an Event of Default or in violation of the Loan Documents, (6) any Transfer of the Trust Property or any interest in Borrower in contravention of the Loan Documents, (7) the incurrence by Borrower of any secured or unsecured indebtedness in contravention of the Loan Documents, (8) any voluntary or collusive involuntary filing of any bankruptcy, insolvency or similar proceeding by or against Borrower or Guarantor, (9) the creation of any pledge, lien or other encumbrance on the Trust Property or on any interest in Borrower in contravention of the Loan Documents, and (10) any hindrance or interference by any Borrower Party with the exercise by Lender or Administrative Agent of their remedies during the continuance of an Event of Default, and

    (iv) all payments due from Guarantor, Borrower or their Affiliates under or in respect of any swaps or other interest rate protection or hedging product arrangements obtained in respect of the Loan including, without limitation, amounts paid by Administrative Agent or Lenders to purchase interest rate protection or hedging products if Borrower fails to do so if required to do so under the terms of the Agreement.

    (b) Guarantor acknowledges and agrees that this Guaranty is a continuing guaranty and that the agreements, guaranties and waivers made by Guarantor herein, and Guarantor's obligations hereunder, are and shall at all times continue to be primary, absolute and unconditional.

    (c) Nothing in this Guaranty shall be construed as a direct or indirect obligation of Guarantor or any subsidiary of Guarantor to maintain or preserve the financial condition of Borrower or to cause Borrower to achieve any specified levels of operating results.

    Liability Unimpaired. Guarantor's liability hereunder shall in no way be limited or impaired by, and Guarantor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Loan Documents prior to the completion of the foreclosure of the Deed of Trust or Lender's or its designee's receipt of a deed or assignment in lieu thereof. In addition, Guarantor's liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or Deed of Trust or any sale or transfer of all or part of the Trust Property, (iii) the accuracy or inaccuracy of any representations or warranties made to Lenders or Administrative Agent under any of the Loan Documents, (iv) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender's voluntary act, or otherwise, (v) the release or substitution in whole or in part of any security for the Note, (vi) the failure of the Deed of Trust to be recorded or any UCC financing statements to be filed (or the improper recording or filing of any thereof) or any failure to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note, (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents, or (viii) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense of Borrower or others for their obligations under any of the Loan Documents or of Guarantor under this Guaranty; and, in any such case, whether with or without notice to Guarantor and with or without consideration.

    Preservation of Loan Documents. Guarantor will not permit Borrower to take or to fail to take actions of any kind (other than payment), the taking of which or the failure to take which might be the basis for a claim that Guarantor has a defense to its obligations hereunder.

    Indemnification; Payments; Certain Waivers. Guarantor shall indemnify Lender and Administrative Agent against actual loss, cost or expense caused by the assertion by Borrower of any defense to its obligations under any of the Loan Documents or the assertion by Guarantor of any defense to its obligations hereunder, except in each case the successful defense of prior payment or performance. To the extent permitted by applicable Law, Guarantor (i) waives any right or claim of right to cause a marshalling of Borrower's assets or to cause Lender to proceed against any of the security for the Loan or for the obligations guaranteed hereby before proceeding against Guarantor, (ii) agrees that any payments required to be made by Guarantor hereunder shall become due on demand immediately upon the happening of any Event of Default (as defined in the Deed of Trust) and without presentment to Borrower, demand for payment or protest, or notice of non-payment or protest and (iii) expressly postpones and subordinates, for so long as the Loan remains unpaid, to the extent permitted by applicable law, all rights and remedies accorded by applicable law to guarantors. Without limiting the generality of the foregoing, Guarantor hereby postpones and subordinates, for so long as the Loan remains unpaid, all rights (x) of subrogation, (y) to participate in any claim or remedy Lender may now or hereafter have against Borrower or in any collateral which Lender now has or hereafter may acquire for the obligations guaranteed hereby and (z) to contribution, indemnification, set-off, exoneration or reimbursement, whether from Borrower, Guarantor, or any other person now or hereafter primarily or secondarily liable for any of Borrower's obligations to Lender, and whether arising by contract or operation of law or otherwise by reason of Guarantor's execution, delivery or performance of this Guaranty.

    Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, as to the amount of any payment made under this Guaranty, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Lender (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other person or for a substantial part of Borrower's, Guarantor's or any of such other person's property, as the case may be, or otherwise, all as though such payment had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Lender in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to paragraph 2 above and covered by Guarantor's indemnity pursuant to paragraph 5 above.

    Formation and Existence; Power and Authority. Guarantor is duly organized, validly existing and in good standing under the Laws of the Commonwealth of Virginia and has full corporate power and authority to execute, deliver and perform this Guaranty and any Loan Document to which it is a party. Guarantor will preserve and maintain its legal existence and good standing.

    Litigation; Compliance with Judgments. There are no actions, suits or proceedings pending or, to the knowledge of a Responsible Officer, threatened against or affecting Guarantor, at law, in equity or before or by any Governmental Authorities as to which there is a reasonable possibility of an adverse determination that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. To the knowledge of a Responsible Officer, Guarantor is in compliance with respect to any order, writ, injunction, decree or demand of any court or Governmental Authorities applicable to it, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.

    No Conflicts. The consummation of the transactions contemplated hereby and the performance of this Guaranty and the other Loan Documents to which Guarantor is a party have not resulted in, and will not constitute, a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Guarantor is a party or by which Guarantor is bound or affected, in each case as could reasonably be expected to result in a Material Adverse Effect.

    Compliance with Laws. Guarantor's execution and delivery hereof and performance of its obligations under this Guaranty do not and will not violate any provision of, or require any filing, registration, consent or approval (other than a Form 8-K to be filed with the Securities and Exchange Commission, which Guarantor covenants has been, or shall promptly be so filed, and those filings, consents and approvals which have been previously obtained) under, any Laws presently in effect having applicability to Guarantor. Guarantor will comply promptly with all Laws applicable to it, the failure to comply with which could reasonably be expected to result in a Material Adverse Effect.

    Accuracy of Information; Full Disclosure. To the knowledge of a Responsible Officer, neither this Guaranty nor any documents, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Guarantor to Lender in connection with the negotiation of the Loan Documents or the consummation of the transactions contemplated thereby, or required herein or by the other Loan Documents to be furnished by or on behalf of Guarantor, taken as a whole, contains any untrue or misleading statement of a material fact, or omits a material fact necessary to make the statements herein or therein, in light of the circumstances under which such statements were then made, not misleading; to the knowledge of a Responsible Officer, there is no fact which Guarantor has not disclosed to Lender in writing or which is available from Forms 10-K or 10-Q filed by Guarantor with the Securities and Exchange Commission and available online which materially adversely affects any of the Trust Property or the business affairs or financial condition of Guarantor, or the ability of Guarantor to perform this Guaranty.

    Financial Statements. The most recent financial statements filed by Guarantor with the Securities and Exchange Commission on Forms 10-K and 10-Q are true, correct and complete in all material respects, have been prepared in accordance with consistently applied accounting principles and fairly present Guarantor's financial condition as of the respective dates thereof; no material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. Guarantor has received and is fully familiar with the terms and provisions of the Agreement and will provide to Administrative Agent as and when required under the Agreement and the Deed of Trust the Financial Statements and reports described therein with respect to Guarantor.

    Non-Waiver; Remedies Cumulative. No failure or delay on Lender's or Administrative Agent's part in exercising any right, remedy, power or privilege under any of the Loan Documents or this Guaranty (each, a "Remedy") shall operate as a waiver of any such Remedy or shall be deemed to constitute Lender's acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Lender or Administrative Agent of any Remedy on any one occasion shall not be construed as a bar to any other or future exercise thereof or of any other Remedy. The Remedies are cumulative, may be exercised singly or concurrently and are not exclusive of any other Remedies.

    Liability Unaffected by Release. Any other party liable upon or in respect of any obligation hereby guaranteed may be released without affecting the liability of Guarantor.

    Transfers of Interests in Loan. Guarantor recognizes that, subject to the provisions of the Agreement, Lender may sell and transfer interests in the Loan to one or more Participants and/or Assignees and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loan, may be exhibited to and retained by any such Participant or Assignee. A Lender's delivery of any documentation, financial statements, appraisals and other data to any such Participant or Assignee or prospective Participant or Assignee whether in connection with the ongoing administration of the Loan or the sale or prospective sale of an interest in the Loan, shall be done on a confidential basis pursuant to a written agreement consistent with the requirements of Section 8.17(vi) of the Agreement, and if such prospective Participant or Assignee does not become a Participant or Assignee, then all documentation delivered to such prospective Participant or Assignee pursuant to the preceding sentence shall be returned to Lender or Administrative Agent. This Guaranty shall inure to the benefit of any Person who acquires the Loan or an interest in the Loan.

    Separate Indemnity. Guarantor acknowledges and agrees that Lender's rights (and Guarantor's obligations) under this Guaranty shall be in addition to all of Lender's rights (and all of Guarantor's obligations) under any indemnity agreement executed and delivered to Lender and/or Administrative Agent by Borrower and/or Guarantor in connection with the Loan, and payments by Guarantor under this Guaranty shall not reduce any of Guarantor's obligations and liabilities under any such indemnity agreement.

    ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. TO THE EXTENT PERMITTED BY LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER OR ADMINISTRATIVE AGENT WITH RESPECT TO THIS GUARANTY, ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) A TRIAL BY JURY, (III) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (IV) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT GUARANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.

    Governing Law; Submission to Jurisdiction. This Guaranty and the rights and obligations of Lender and Guarantor hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (including for such purposes Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York). Guarantor and Administrative Agent hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in the City of New York may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed.

    Severability. Any provision of this Guaranty, or the application thereof to any person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any person or circumstance in any other jurisdiction.

    Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except in accordance with the provisions of the Agreement.

    Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Lender, Administrative Agent and Guarantor and their respective heirs, personal representatives and their respective permitted successors and assigns. This Guaranty may be assigned by Lender with respect to all or any portion of the obligations guaranteed hereby in accordance with the terms of Section 8.06 of the Agreement, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of Guarantor hereunder to Lender with respect to any portion of the obligations guaranteed hereby retained by Lender.

    Paragraph Headings. Any paragraph headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction hereof.

    [NO FURTHER TEXT ON THIS PAGE]

    Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent in the manner provided in the Agreement, if to Guarantor at its address stated on the signature page hereof and if to Lender at its address stated above or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

Very truly yours,

NEWMARKET CORPORATION,

a Virginia corporation

By: /s/ David A. Fiorenza

Name: David A. Fiorenza

Title: Vice President, Principal Financial Officer and Treasurer

Address of Guarantor:

330 South Fourth Street

Richmond, Virginia 23219

Attn: David A. Fiorenza